                            NETWORK PERIPHERALS INC.
                                 1999 STOCK PLAN
                        (As Amended on September 1, 2000)


        1.   ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

             1.1 Establishment. The Network Peripherals Inc. 1999 Stock Plan (the "Plan") is hereby established effective as of December 20, 1999 (the "Effective Date").

             1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

             1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.

        2.   DEFINITIONS AND CONSTRUCTION.

             2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

                   (a) "Award" means an Option or Restricted Stock.

                   (b) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                   (c) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                   (d) "Committee" means the Compensation Committee, Stock Option Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                   (e) "Company" means Network Peripherals Inc., a Delaware corporation, or any successor corporation thereto.

                   (f) "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on a Form S-8 Registration Statement under the Securities Act.

                   (g) "Director" means a member of the Board or of the board of directors of any other Participating Company.

                   (h) "Disability" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

                   (i) "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

                   (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                   (k) "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                       (i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

                       (ii) If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                   (l) "Nonstatutory Stock Option" means an Option not intended to be an incentive stock option within the meaning of Section 422(b) of the Code.

                   (m) "Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. All Options shall be Nonstatutory Stock Options.

                   (n) "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

                   (o) "Optionee" means a person who has been granted one or more Options.

                   (p) "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                   (q) "Participant" means a person who has been granted one or more Awards.

                   (r) "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

                   (s) "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

                   (t) "Restricted Stock" means Stock (subject to adjustment as provided in Section 4.2) granted or sold to a Participant pursuant to Section 7 and the terms and conditions of the Plan.

                   (u) "Restricted Stock Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions applying to the Restricted Stock acquired by the Participant.

                   (v) "Securities Act" means the Securities Act of 1933, as amended.

                   (w) "Service" means a Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service with the Participating Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant's Service shall be deemed to have terminated unless the Participant's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Option Agreement or Restricted Stock Agreement. The Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

                   (x) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

                   (y) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

             2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

        3.   ADMINISTRATION.

             3.1 Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.

             3.2 Authority of Officers. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

             3.3 Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

                   (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

                   (b) to determine whether an Award will be in the form of a Nonstatutory Stock Option or in the form of Restricted Stock;

                   (c) to determine the Fair Market Value of shares of Stock or other property;

                   (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant to the Plan, including, without limitation, (i) the exercise or purchase price, if any, applicable to each Award, (ii) the method of payment for shares purchased under the Plan, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Award or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of each Option or the vesting of any shares acquired pursuant to the Plan, (v) the time of the expiration of the Award, (vi) the effect of the Participant's termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Award or such shares not inconsistent with the terms of the Plan;

                   (e) to approve one or more forms of Option Agreement and Restricted Stock Agreement;

                   (f) to amend, modify, extend, or renew, or grant a new Award in substitution for, any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired under the Plan;

                   (g) to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired under the Plan, including with respect to the period following a Participant's termination of Service with the Participating Company Group;

                   (h) to delegate to any proper officer of the Company the authority to grant one or more Awards, without further approval of the Board, to any person eligible pursuant to Section 5; provided, however, that (i) such Awards shall not be granted to any one person within any fiscal year of the Company for more than 50,000 shares in the aggregate, (ii) the exercise or purchase price per share of Stock shall be equal to the Fair Market Value per share of the Stock on the effective date of grant, and (iii) each such Award shall be subject to the terms and conditions of the appropriate standard form of Option Agreement or Restricted Stock Agreement approved by the Board and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board;

                   (i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards; and

                   (j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement or Restricted Stock Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent consistent with the Plan and applicable law.

        4.   SHARES SUBJECT TO PLAN.

             4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two million five hundred thousand (2,500,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase or forfeiture, pursuant to an Award are repurchased by the Company or forfeited, the shares of Stock allocable to the unexercised portion of such Award, or such repurchased or forfeited shares of Stock, shall again be available for issuance under the Plan.

             4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the exercise or purchase price per share of any outstanding but unexercised Awards. If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to outstanding Awards and the exercise or purchase price per share of outstanding but unexercised Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise or purchase price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

        5.   ELIGIBILITY AND OPTION LIMITATIONS.

             5.1 Eligibility. Awards may be granted only to Employees and Consultants. For purposes of the foregoing sentence, "Employees" and "Consultants" shall include prospective Employees and prospective Consultants to whom Awards, other than a Restricted Stock Bonus (as defined in Section 7 below), are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. However, notwithstanding any other provision herein to the contrary, no person shall be eligible to be granted an Award under the Plan whose eligibility would require approval of the Plan by the stockholders of the Company under any law or regulation or the rules of any stock exchange or market system upon which the Stock may then be listed. If not inconsistent with any such law, regulation or rule, an Award may be granted to a person, not previously employed by a Participating Company, as an inducement essential to entering into an employment contract with the Participating Company. Eligible persons may be granted more than one (1) Award.

             5.2 Options Authorized. Options granted under the Plan may only be Nonstatutory Stock Options.

        6.   TERMS AND CONDITIONS OF OPTIONS.

             Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

             6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that the exercise price per share shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in the manner described in Section 424(a) of the Code.

             6.2 Exercise Period. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Option granted to a prospective Employee, prospective Director, or prospective Consultant may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option.

             6.3   Payment of Exercise Price.

                   (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 6.6, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                   (b) Limitations on Forms of Consideration.

                       (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                       (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

             6.4 Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

             6.5   Effect of Termination of Service.

                   (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after an Optionee's termination of Service as follows:

                       (i) Disability. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "Option Expiration Date").

                       (ii) Death. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                       (iii) Other Termination of Service. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within thirty (30) days (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                   (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.5(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until thirty (30) days (or such longer period of time as determined by the Board, in its discretion) after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                   (c) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.5(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

             6.6 Standard Forms of Option Agreement. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time. The

Board shall have the authority from time to time to vary the terms of the standard form of Option Agreement described in this Section either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by an Optionee upon the exercise of an Option in the event such Optionee's employment or service with the Participating Company Group is terminated for any reason, with or without cause.

             6.7 Transferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, an Option shall be assignable or transferable to the extent permitted by the Board and set forth in the Option Agreement evidencing such Option.

        7.   TERMS AND CONDITIONS OF RESTRICTED STOCK

             The Board may from time to time grant Restricted Stock Awards which may be in the form of a stock bonus (a "Restricted Stock Bonus") or a stock purchase right (a "Restricted Stock Purchase Right"). Restricted Stock Awards shall be evidenced by Restricted Stock Agreements, specifying the number of shares of Stock covered there, in such form as the Board shall from time to time establish. Restricted Stock Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

             7.1 Purchase Price. The purchase price under each Restricted Stock Purchase Right shall be established by the Board. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving a Restricted Stock Bonus, the consideration for which shall be services actually rendered to the Participating Company Group or for its benefit.

             7.2 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Board, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right; provided, however, that no Restricted Stock Purchase Right granted to a prospective Employee or prospective Consultant may become exercisable prior to the date on which such person commences Service with a Participating Company.

             7.3 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (i) in cash, by check, or cash equivalent, (ii) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (iii) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard form of Restricted Stock Agreement described in Section 7.8, or by other means, grant Restricted Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration. Restricted Stock Bonuses shall be issued in consideration for services actually rendered to the Participating Company Group or for its benefit.

             7.4 Tax Withholding. The Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group in connection with a Restricted Stock Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Restricted Stock Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

             7.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may be made subject to vesting conditioned upon the satisfaction of such Service requirements, performance goals, or other restrictions (the "Vesting Restrictions") as shall be determined by the Board and set forth in the Restricted Stock Agreement evidencing such Award. During such period (the "Restriction Period") as shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Restrictions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 7.9. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

             7.6 Voting Rights; Dividends. Except as provided in this Section and Section 7.5, during the Restriction Period applicable to shares of Restricted Stock held by a Participant, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote the shares of Restricted Stock and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if any such dividends or distributions are paid in shares of Stock, such shares shall be subject to the same Vesting Restrictions as the shares of Restricted Stock with respect to which they were paid.

             7.7 Effect of Termination of Service. If a Participant's Service with the Participating Company Group terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), (a) the Company shall have the option to repurchase at the original purchase price paid by the Participant shares of Restricted Stock acquired by the Participant pursuant to a Restricted Stock Purchase Right and (b) the Participant shall forfeit to the Company shares of Restricted Stock acquired by the Participant pursuant to a Restricted Stock Bonus which, in either case, remain subject to Vesting Restrictions as of the date of the Participant's termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

             7.8 Standard Forms of Restricted Stock Agreement. The Board shall have the authority from time to time to approve one or more standard forms of Restricted Stock Agreement and to vary the terms of any such standard forms either in connection with the grant or amendment of an individual Restricted Stock Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Restricted Stock Agreement are not inconsistent with the terms of the Plan.

             7.9 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant.

        8.   CHANGE IN CONTROL.

             8.1 Definitions.

                   (a) An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                       (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                       (ii) a merger or consolidation in which the Company is a party;

                       (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                       (iv) a liquidation or dissolution of the Company.

                   (b) A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

             8.2 Effect of Change in Control on Awards. In the event of a Change in Control, the Board, in its sole discretion, may provide that any unexercisable or unvested portion of the outstanding Awards shall be immediately exercisable and vested in full as of a date determined by the Board and/or may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to either assume the Company's rights and obligations under outstanding Awards or substitute for outstanding Awards substantially equivalent awards for the Acquiring Corporation's stock. Any Awards which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement or by the Board.

        9.   PROVISION OF INFORMATION.

             Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

        10.  COMPLIANCE WITH SECURITIES LAW.

             The grant of Awards and the issuance of shares of Stock pursuant to Awards shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares may be issued pursuant an Award if such issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of shares pursuant to any Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

        11.  INDEMNIFICATION.

             In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

        12.  TERMINATION OR AMENDMENT OF PLAN.

             The Board may terminate or amend the Plan at any time. However, no termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

        IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Network Peripherals Inc. 1999 Stock Plan as adopted by the Board on December 17, 1999.



                                        -----------------------------------

                                  PLAN HISTORY


December 17, 1999       Board adopts Plan, with an initial reserve of 500,000
                        shares. (No stockholder approval required because plan excludes from participation those persons whose participation would require stockholder approval under Nasdaq listing requirements).

September 1, 2000       Board approves amendment to Plan to increase share
                        reserve by 2,000,000 shares to a total of 2,500,000 shares (No stockholder approval required).

                                STANDARD FORM OF

                            NETWORK PERIPHERALS INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT

                          FOR USE UNDER 1999 STOCK PLAN